                                                                  Exhibit 21

                                   NABISCO HOLDINGS CORP.



                                                             DATE  OF              PLACE OF
NAME OF SUBSIDIARY                                          INCORPORATION       INCORPORATION
------------------                                          -------------       -------------

Nabisco, Inc.                                               Feb 03, 1898          New Jersey
Airco IHC, Inc.                                             Mar 22, 1989          Delaware
A/O Nabisco *                                               Aug 16, 1994          Russia
Arrimo Fomento Comercial Ltda. *                            Oct 27, 1987          Brazil
Avare (I.C.P.A. Cerqeirense Ltda)                           May 11, 1971          Brazil
Beech-Nut Life Savers (Panama) S.A.                         Jul 12, 1963          Panama
Beijing Nabisco Food Company Ltd. (91.9%)                   Mar 16, 1995          China
Carnes y Conservas Espanolas, S.A. (CARCESA)                Dec 02, 1975          Spain
Cartera e Inversiones S.A.*                                 Mar 05, 1979          Peru
Comercial Benut, S.A. de C.V. **                            Mar 16, 1977          Mexico
Companhia Produtos Pilar                                    June 23, 1934         Brazil
Compania Venezolana de Conservas C.A. (COVENCO)             Jul 25, 1969          Venezuela
Consiber, S.A.                                              Mar 31, 1979          Spain
CornNuts, Inc.                                              Dec 20, 1960          California
Covenco Holding C.A.                                        Nov 26, 1991          Venezuela
Dely, S.A.                                                  Dec 18, 1960          Guatemala
Distribuidora Pan Americana, S.A.                           Oct 22, 1974          Panama
Establecimiento Modelo Terrabusi S.A. (99.2%)               Dec 20, 1929          Argentina
Exhold Limited *                                            Oct 03, 1989          Liberia
Fleischmann Argentina S.A. *                                Dec 13, 1990          Argentina
Fleischmann Corporation, The                                Nov 02, 1929          Delaware
Fleischmann International, Inc.                             Nov 20, 1944          Delaware
Fleischmann Peruana Inc.                                    Sep 01, 1939          Delaware
Fleischmann Uruguaya S.A.                                   Mar 09, 1961          Uruguay
Freezer Queen Foods (Canada) Limited                        Nov 03, 1967          Ontario,
                                                                                   Canada
Fulmer Corporation Limited                                  May 15, 1981          Bahamas
Galletas Artiach, S.A.                                      Jul 23, 1932          Spain
Galletas Fontaneda, S.A.                                                          Spain
Gelatinas Ecuatorianas S.A. (66.7%)                         Nov 21, 1978          Ecuador
Grupo Gamesa, S.A. de C.V. (1%)                             Jul 29, 1981          Mexico
Hanover Servicing, Inc.                                     Apr 13, 1992          Delaware
Hervin Company, The                                         May 28, 1965          Oregon
Hervin Holdings, Inc.                                       Mar 29, 1988          Delaware
Industria de Colores y Sabores S.A. *                       Jun 21, 1967          Colombia
Industria de Laticinios Gloria Ltda. *                      Jan 18, 1978          Brazil
Industrias Alimenticias Maguary Ltda.                       May 07, 1953          Brazil
Iracema Industrias de Caju Ltda                             Aug 08, 1978          Brazil
Jupiter Produtos Alimenticios Ltda.                         Mar 02, 1962          Brazil
Knox Company, The                                           Dec 30, 1991          New Jersey


   * Inactive                                                             Page 1
  ** In Liquidation
 *** Partnership/Joint Venture/Trust
**** Nameholder

                             NABISCO HOLDINGS CORP.




                                                              DATE  OF            PLACE OF
NAME OF SUBSIDIARY                                          INCORPORATION       INCORPORATION
------------------                                          -------------       -------------

Landers Centro Americana Fabricantes de
 Molinos Marca "Corona", S.A. de C.V. (95%) **              Jan 09, 1979          Honduras
Landers y Cia, S.A.                                         Oct 01, 1951          Colombia
Leite Gloria do Nordeste S.A.                               May 16, 1968          Brazil
Life Savers Manufacturing, Inc.                             Apr 21, 1976          Delaware
Lowney Inc.                                                 Jan 01, 1983          Federal, Canada
Luis Vizzolini e Hijos S.A.I.C.                             Jun 12, 1961          Argentina
Marbu, S.A.                                                 Oct 26, 1967          Spain
Merola Finance B.V. *                                       May 09, 1995          Netherlands
MEX Holdings, Ltd.                                          Nov 27, 1991          Delaware
NABEC, S.A.                                                 Nov 17, 1982          Ecuador
Nabisco Arabia Co. Ltd. *** (75%)                           Jan 29, 1996          Saudi Arabia
Nabisco Argentina S.A.                                      Mar 14, 1994          Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc.               Dec 21, 1988          Delaware
Nabisco Biscuit Manufacturing (West), Inc.                  Dec 21, 1988          Delaware
Nabisco Brands Company                                      Aug 01, 1995          Delaware
Nabisco Brands Holdings Denmark Limited                     Apr 17, 1989          Liberia
Nabisco Brands Nominees Limited *                           Aug 22, 1983          England
Nabisco Brazil, Inc.                                        May 10, 1990          Delaware
Nabisco Caribbean Export, Inc.                              Jun 13, 1984          Delaware
Nabisco/Cetus Food Biotechnology Research
 Partnership (80%) ***                                      Mar 01, 1984          Delaware
Nabisco (China) Limited                                     Aug 29, 1995          China
Nabisco Chongqing Food Company Ltd. *                       Mar 01, 1995          China
Nabisco de Nicaragua, S.A. (60%)                            Dec 10, 1965          Nicaragua
Nabisco Direct, Inc.                                        Aug 23, 1995          Delaware
Nabisco Dominicana, S.A.                                    Dec 11, 1995          Dom. Repub.
Nabisco England IHC, Inc.                                   Mar 29, 1989          Delaware
Nabisco Enterprises IHC, Inc.                               Mar 22, 1989          Delaware
Nabisco Europe, Middle East and Africa Trading, S.A.        Oct 28, 1992          Spain
Nabisco Food (Suzhou) Co. Ltd.                              Mar 16, 1995          China
Nabisco Group Ltd.                                          Jun 02, 1995          Delaware
Nabisco Holdings I B.V.                                     May 03, 1996          Netherlands
Nabisco Holdings II B.V.                                    May 28, 1996          Netherlands
Nabisco Holdings IHC, Inc.                                  Mar 22, 1989          Delaware
Nabisco Hong Kong Limited                                   Apr 12, 1994          Hong Kong
Nabisco Iberia Lda.                                         Dec 23, 1916          Portugal
Nabisco Iberia, S.L. (98.06%)                               Jul 15, 1993          Spain
Nabisco, Inc. Foreign Sales Corporation                     Dec 17, 1991          US Virgin Is.
Nabisco International, Inc.                                 Jul 29, 1947          Delaware
Nabisco International Limited                               Dec 11, 1987          Nevada
Nabisco International M.E./Africa L.L.C. (49%)                                    Dubai, U.A.E.
Nabisco International Market Development Group, Inc.        Mar 22, 1989          Delaware
Nabisco International, S.A.                                 Nov 26, 1953          Panama
Nabisco Investments, Inc.                                   Mar 22, 1989          Delaware
Nabisco Investments Ltd-Investissements Nabisco Ltee        Jan 30, 1996          Federal, Canada
Nabisco Ltd-Nabisco Ltee                                    Jan 01, 1993          Federal, Canada

   * Inactive                                                            Page 2
  ** In Liquidation
 *** Partnership/Joint Venture/Trust
**** Nameholder

                             NABISCO HOLDINGS CORP.


                                                               DATE  OF            PLACE OF
NAME OF SUBSIDIARY                                          INCORPORATION       INCORPORATION
------------------                                          -------------       -------------

Nabisco Music Publishers, Inc.                              Mar 24, 1986          Delaware
Nabisco Music Ventures, Inc.                                Mar 24, 1986          Delaware
Nabisco (New Zealand) Limited ****                          Mar 30, 1990          New Zealand
Nabisco Pension Trust Limited                               Aug 31, 1956          England
Nabisco Peru S.A.                                           Jan 28, 1972          Peru
Nabisco Philippines Inc.                                    Oct 14, 1997          Philippines
Nabisco Royal Argentina Inc.                                Sep 29, 1934          Delaware
Nabisco Royal Chile Limitada                                Mar 22, 1978          Chile
Nabisco Royal de Honduras, S.A.                             Jul 22, 1982          Honduras
Nabisco Royal del Ecuador, S.A.                             Sep 16, 1977          Ecuador
Nabisco Royal, Inc.                                         Sep 21, 1951          New York
Nabisco Royal Panama, S.A.                                  Mar 07, 1979          Panama
Nabisco S.A. de C.V. (99%)                                  Jun 15, 1992          Mexico
Nabisco S.L.                                                Jan 18, 1989          Spain
Nabisco South Africa (Proprietary) Limited (49%)            Jan 02, 1945          South Africa
Nabisco Taiwan Corporation                                  May 27, 1996          Taiwan
Nabisco Technology Company                                  Dec 13, 1996          Delaware
Nabisco Thailand Limited                                    Oct 01, 1997          Thailand
Nabisco Trading AG                                          Aug 02, 1960          Switzerland
Nabisco Tunisia S.A.                                        Jul 02, 1976          Tunisia
Nabisco Venezuela, C.A.                                     Nov 26, 1991          Venezuela
National Biscuit Company ****                               Jan 17, 1971          Delaware
Planters & Biscuits Co.                                     Jan 01, 1997          Russia
Posto Apolo Ltda.                                           Dec 05, 1984          Brazil
Productos Alimenticios Royal S.A.                           Jan 01, 1966          Costa Rica
Productos Confitados Salvavidas de Guatemala, S.A.          Jul 03, 1974          Guatemala
Productos Mayco S.A.I.C.I.F.                                May 11, 1962          Argentina
Productos Royal S.A. *                                      Dec 27, 1977          Argentina
Produtos Alimenticios Fleischmann e Royal Ltda.             Nov 28, 1964          Brazil
PT Nabisco Foods (70%)                                                            Indonesia
Ritz Biscuit Company Limited ****                           Sep 28, 1989          England
Royal Beech-Nut (Namibia) (Pty) Ltd.                        Aug 08, 1989          South Africa
Royal Holding C.A.                                          Nov 26, 1991          Venezuela
Royal Productos Alimenticios, C.A.                          Jul 26, 1971          Venezuela
S.A. Marketers & Brokers (Pty) Ltd.                         Feb 12, 1987          South Africa
Salvavidas S. de R.L. de C.V. **                            Mar 30, 1967          Mexico
Stella D'oro Biscuit Co., Inc.                              Jan 02, 1948          New York
Tevalca Holding C.A.                                        Nov 26, 1991          Venezuela
Transapolo-Transportes Rodoviarios Apolo Ltda.              Oct 24, 1984          Brazil
20th Century Denmark Limited                                Mar 06, 1990          Liberia
West Indies Yeast Company Limited (72%)                     Nov 29, 1965          Jamaica
Yili-Nabisco Biscuit & Food Company Limited (51%) ***       Jan 29, 1985          China

   * Inactive                                                            Page 3
  ** In Liquidation
 *** Partnership/Joint Venture/Trust
**** Nameholder